Exhibit 10.11

COMMON SERIES C UNIT AWARD AGREEMENT

THIS COMMON SERIES C UNIT AWARD AGREEMENT (this “Award”) is made as of                     (the “Grant Date”) between Scooby LP, a limited partnership organized under the laws of the State of Delaware (the “Partnership”), and the individual set forth on the signature page hereto (the “Participant”);

WHEREAS, the Partnership is governed by the Limited Partnership Agreement of the Partnership dated as of January 26, 2016 (as the same may be amended from time to time, the “Partnership Agreement”);

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings provided to such terms in the Partnership Agreement;

WHEREAS, the Units acquired pursuant to this Award are being issued to the Participant upon the terms and subject to the conditions set forth in the Scooby 2016 Incentive Plan (the “Plan”), and in this Award promulgated under such Plan, each as amended from time to time;

WHEREAS, the Partnership desires to issue this Award to the Participant as consideration for the Participant’s provision of services to the Partnership or its Subsidiaries; and

WHEREAS, as a condition to the issuance of this Award, the Participant shall, to the extent he or she has not previously executed the Partnership Agreement, be required to execute the omnibus joinder, attached hereto as Exhibit B, to the Partnership Agreement.

NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.  Grant of Restricted Profits Interests. Subject to the terms and conditions set forth herein, the Partnership hereby grants to the Participant the number of Common Series C Units indicated on Exhibit A (the “Units”). The “Distribution Threshold” for the Units is $    , subject to adjustment as provided in the Partnership Agreement. All such Units shall be initially unvested, and shall be entitled to vest in accordance with Section 2.

2.  Vesting. Each Unit shall become vested on the vesting date indicated for such Unit on Exhibit A, subject to the Participant’s continued employment upon such date (except as otherwise provided in Exhibit A or this Award). Except as may otherwise be provided in Exhibit A or this Award, if the Participant’s employment is terminated for any reason before a vesting date indicated on Exhibit A with respect to a Unit, then such Unit shall be automatically forfeited and reacquired by the Partnership without payment of any consideration therefor. For the avoidance of doubt, any Units that have vested as of a termination of Participant’s employment shall not be subject to forfeiture (but, for the avoidance of doubt, shall remain subject to Section 9.2 of the Partnership Agreement).

3.  Rights, Privileges and Limitations. The Participant shall be the record owner of the Units unless or until they are automatically reacquired by the Partnership for no consideration pursuant to Section 2 hereof. Except as otherwise set forth in this Award or in the Partnership Agreement, the same rights, privileges, limitations and obligations applicable to the Units under the Partnership Agreement shall apply equally whether the Units are vested or unvested. As a condition to the grant of the Units pursuant to this Award, and by executing this Award and the omnibus joinder attached hereto as Exhibit B (to the extent the Participant has not previously executed the Partnership Agreement), the Participant agrees to be bound by the terms of the Partnership Agreement.

4.  Participant Representations. In connection with the grant of the Units, the Participant represents the following to the Partnership:

(a) The Participant is aware of the Partnership’s business affairs and financial condition and has acquired sufficient information about the Partnership to reach an informed and knowledgeable decision regarding the investment in (and/or acquisition of) the Units. The Participant is acquiring the Units as an investment for Participant’s own account only and not with a view to, or for sale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto (the “Securities Act”).

(b) The Participant understands that the Units have not been registered under the Securities Act and that the Participant is investing in (and/or acquiring) the Units pursuant to a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s investment intent as expressed herein.

(c) The Participant is aware that the Participant’s investment in (and/or acquisition of) the Units, as applicable, is a speculative investment that has limited liquidity and is subject to the risk of complete loss.

(d) The Participant further acknowledges and understands that the Units must be held indefinitely unless the Units are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Partnership is under no obligation to register the Units except as otherwise set forth in the Partnership Agreement.

(e) The Participant was not presented with or solicited by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media, or broadcast or television, radio or similar communications media, or presented at any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(f) The Participant agrees to execute and deliver, contemporaneous with this Award, the omnibus joinder, attached hereto as Exhibit B, to the Partnership Agreement (to the extent that the Participant has not previously executed the Partnership Agreement).

(g) If the Participant is married, then the Participant warrants and represents that the spouse of the Participant has executed and will deliver, contemporaneous with delivery of this Award, the spousal consent attached hereto as Exhibit C.

(h) The Participant has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Partnership and its representatives concerning the Partnership and its Subsidiaries, the Partnership Agreement and the terms and conditions of this Award and to obtain any additional information which the Participant deems necessary.

(i) All information the Participant has provided to the Partnership and its representatives concerning Participant and the Participant’s financial position is complete and correct in all material respects as of the date of this Award.

5.  Adjustments. In the event of any change in number of Units after the date hereof by reason of any reorganization, recapitalization, merger, consolidation, spin off, combination or transaction or exchange of Units or other exchange or any transaction similar to the foregoing, the General Partner, in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Units or other securities issued pursuant to this Award and/or (ii) any other affected terms of this Award.

6.  Withholding Taxes. The Participant may be required to pay to the Partnership or any of its affiliates, and the Partnership and its affiliates shall have the right and are hereby authorized to withhold, any applicable withholding taxes in respect of the Units, whether relating to their grant, their vesting or otherwise, or any payment or transfer with respect to the Units, and shall have the right to take such action as may be necessary in the opinion of the Partnership to satisfy all obligations for the payment of any such withholding taxes. If the Participant is subject to personal income tax liability in the United States, the Participant shall promptly, but in any event no later than 30 days after the Grant Date, make an election pursuant to Section 83 of the Code. The Participant is hereby advised to seek the Participant’s own tax counsel regarding the taxation of the Units granted hereunder.

7.  Notices. All notices, requests, consents and other communications under this Award shall be made by the parties hereto in accordance with the procedure set forth in the Partnership Agreement.

8.  Protective Covenants.

(a) The Participant recognizes that his or her employment with Subsidiaries of the Partnership will involve contact with information of substantial value to the Partnership and its Subsidiaries, which is not generally known in the trade, and which gives the Partnership and its Subsidiaries an advantage over their competitors who do not know or use it, including but not limited to, techniques, designs, drawings, processes, inventions, developments, equipment, prototypes, sales and customer information, and business and financial information relating to the business, products, practices and techniques of the Partnership and its Subsidiaries (hereinafter referred to as “Confidential and Proprietary Information”). The Participant will at all times regard and preserve as confidential such Confidential and Proprietary Information obtained by the Participant from whatever source and will not, either during his or her employment with Subsidiaries of the Partnership or thereafter, publish or disclose any part of such Confidential and Proprietary Information in any manner at any time, or use any Confidential and Proprietary Information except on behalf of the Partnership and its Subsidiaries, without the prior written consent of the General Partner.

(b) While employed by the Subsidiaries of the Partnership and for one (1) year thereafter, the Participant agrees that in order to protect the Partnership’s and its Subsidiaries’ Confidential and Proprietary Information from unauthorized use, that the Participant will not, either directly or through others, solicit or attempt to solicit: (i) any employee, consultant or independent contractor of the Partnership and its Subsidiaries to terminate his or her relationship with the Partnership and its Subsidiaries in order to become an employee, consultant or independent contractor to or for any other person or business entity; or (ii) the business of any customer, vendor or distributor, partner or strategic alliance of the Partnership and its Subsidiaries which, at the time of termination or one (1) year immediately prior thereto, was doing business with the Partnership and its Subsidiaries.

(c) Each party (which, in the case of the Partnership, shall mean the Partnership or a Subsidiary by authorized statement or its executive officers and the members of the board of directors or managers) agrees to refrain from Disparaging (as defined below) the other party and its Affiliates, including, in the case of the Partnership and its Affiliates, any of their products, services or practices, or any of their directors, managers, officers or direct or indirect owners (including, for the avoidance of doubt, CVC and CPPIB), either orally or in writing. Nothing in this paragraph shall preclude any party from making truthful statements that are reasonably necessary to comply with applicable law, regulation or legal process, or to defend or enforce a party’s rights under this Award or any other agreement between the parties or their Affiliates. For purposes of this Award, “Disparaging” means making remarks, comments or statements, whether written or oral, that impugn the character, integrity, or reputation of the person being disparaged.

(d) If, at the time of enforcement of any of the provisions of this Section 8, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area. Because the Participant’s services are unique and because the Participant has access to Confidential and Proprietary Information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Section 8. Therefore, in the event of a breach of threatened breach of this Section 8, the Partnership, its Subsidiaries or any of their respective successors or assigns may, in addition to other rights and remedies existing in their favor and notwithstanding Section 10 of this Award, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relied in order to enforce, or prevent any violations of the provisions hereof (without posting a bond or other security).

9.  Securities Laws. Upon the grant and/or the vesting of the Units, the Participant hereby agrees to make or enter into such written representations, warranties and agreements as the Partnership may reasonably request in order to comply with any applicable securities laws or with this Award.

10. Arbitration. Except for the enforcement of any covenant herein that would be the subject of specific performance contemplated by Section 8, (a) to the extent any employment agreement between the Participant and a Subsidiary of the Partnership provides for arbitration of disputes, all disputes with respect to the Units shall be subject to the arbitration rules and procedures specified therein and (b) to the extent there is no such employment agreement or arbitration provision, any controversy or claim arising with respect to the Units shall be settled by arbitration administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. There shall be one arbitrator who shall be currently licensed to practice law and appointed by the respective parties or, failing agreement, by the American Arbitration Association in San Francisco. The arbitration shall be held in the City of San Francisco, California, and the arbitrator shall apply the substantive law of the State of Delaware, except that the interpretation and enforcement of this arbitration provision shall be governed by the United States Arbitration Act. Disputes about arbitration procedure shall be resolved by the arbitrator or failing agreement, by the American Arbitration Association in San Francisco. The award of the arbitrator shall be the sole and exclusive remedy of the parties and shall be enforceable in any court of competent jurisdiction, subject only to revocation on grounds of fraud or clear bias on the part of the arbitrator. The prevailing party shall be entitled to an award of reasonable attorney’s fees.

11. Choice of Law. This Award shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

12. Signature in Counterparts. This Award may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signatures on next page.]

IN WITNESS WHEREOF, the parties have caused this Award to be effective as of the day and year first above written.

SCOOBY LP

By:

Printed:

Its:

PARTICIPANT

By:

Printed:

Address:

[Signature Page to Unit Award Agreement]

EXHIBIT A

Number of Units Granted:

Vesting of the Units:

EXHIBIT B

OMNIBUS JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Limited Partnership Agreement of the Partnership dated as of January 26, 2016 (as the same may be amended from time to time, the “Partnership Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Partnership Agreement.

By executing and delivering this Joinder to the Partnership Agreement, the undersigned hereby adopts and approves the Partnership Agreement and agrees, effective commencing on the date on which the undersigned first becomes the owner of any Unit or otherwise holds a Partnership Interest in accordance with the Partnership Agreement, to be bound by, and to comply with, the provisions of the Partnership Agreement applicable to a Partner, in the same manner as if the undersigned were an original signatory to the Partnership Agreement, whether or not any such Partnership Interest was acquired prior to the date hereof. The undersigned expressly acknowledges and agrees that (i) the undersigned’s receipt and ownership of any Partnership Interest is expressly conditioned on its execution and delivery of this Joinder and (ii) the undersigned shall not be entitled to any rights pursuant to the Partnership Agreement unless the undersigned shall have executed and delivered this Joinder.

Accordingly, the undersigned has executed and delivered this Joinder as of                             .

PARTICIPANT

By:

Printed:

Address:

EXHIBIT C

SPOUSAL CONSENT

In consideration of the execution of the foregoing Award Agreement between Scooby LP, a Delaware limited partnership, and Scott Curlow (the “Participant”), I,                                                              , the spouse of the Participant, do hereby join with my spouse in executing the Award Agreement to which this consent is attached as Exhibit C (the “Award”), and do hereby agree to be bound by all of the terms and provisions thereof and of the Partnership Agreement (as defined in the Award), including the terms of the Participant’s joinder thereto, and of any agreements contemplated thereby, and if applicable, of the joint election, in lieu of all other interests I may have in the Units subject thereto, whether the interest may be community property or otherwise.

Dated as of

Signature of Spouse

Print Name: